Exhibit 32.1

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BRAZIL GOLD CORP. (the "Company") on Form 10-K for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Conrad R. Huss, Chief Executive Officer, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 30, 2013

By: /s/ Conrad R. Huss

Name: Conrad R. Huss

Title: Director, Chief Executive Officer, Secretary, Chief Financial Officer